UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2023

HNR ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HNRA	NYSE American
Redeemable warrants, exercisable for three quarters of one share of common stock at an exercise price of $11.50 per share	HNRAW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Forward Purchase Agreement

On November 2, 2023, HNR Acquisition Corp (the “Company” or “HNRA”) entered into an agreement with (i) Meteora Capital Partners, LP (“MCP”), (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”), and (iii) Meteora Strategic Capital, LLC (“MSC” and, collectively with MCP and MSTO, “Seller”) (the “Forward Purchase Agreement”) for OTC Equity Prepaid Forward Transactions. For purposes of the Forward Purchase Agreement, HNRA is referred to as the “Counterparty”. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intends, but is not obligated, to purchase up to 3,000,000 shares (the “Purchased Amount”) of common stock, par value $0.0001 per share, of HNRA (“HNRA Shares”) concurrently with the closing of the transactions contemplated by that Amended and Restated Membership Interest Purchase Agreement dated August 28, 2023 (the “A&R MIPA”) by and among the Company, HNRA Upstream, LLC, a newly formed Delaware limited liability company which is managed by, and is a subsidiary of, the Company (“OpCo”), and HNRA Partner, Inc., a newly formed Delaware corporation and wholly owned subsidiary of OpCo (“SPAC Subsidiary”, and together with the Company and OpCo, “Buyer” and each a “Buyer”), CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400”), and, solely with respect to Section 6.20 of the A&R MIPA, HNRAC Sponsors LLC, a Delaware limited liability company (“Sponsor”) (the transactions contemplated by the A&R MIPA, collectively the “Purchase& Sale”), pursuant to the Seller’s FPA Funding Amount PIPE Subscription Agreement (as defined below), less the number of HNRA Shares purchased by the Seller separately from third parties through a broker in the open market (“Recycled Shares”). The Seller shall not be required to purchase an amount of HNRA Shares such that following such purchase, that Seller’s ownership would exceed 9.99% of the total HNRA Shares outstanding immediately after giving effect to such purchase, unless the Seller, at its sole discretion, waives such 9.99% ownership limitation. The Purchased Amount subject to the Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreement with respect to such shares, as further described in the Forward Purchase Agreement.

The Forward Purchase Agreement provides for a prepayment shortfall in an amount in U.S. dollars equal to 0.50% of the product of the Recycled Shares and the Initial Price (defined below). Seller in its sole discretion may sell Recycled Shares (i) at any time following November 2, 2023 (the “Trade Date”) at prices greater than the Reset Price or (ii) commencing on the 180th day following the Trade Date at any sales price, in either case without payment by Seller of any Early Termination Obligation until such time as the proceeds from such sales equal 100% of the Prepayment Shortfall (as set forth under the section entitled “Shortfall Sales” in the Forward Purchase Agreement) (such sales, “Shortfall Sales,” and such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions of the Forward Purchase Agreement applicable to Terminated Shares, when an OET Notice is delivered under the Forward Purchase Agreement, in each case the delivery of such notice in the sole discretion of the Seller (as further described in the “Optional Early Termination” and “Shortfall Sales” sections in the Forward Purchase Agreement).

The Forward Purchase Agreement provides that the Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the number of HNRA Shares as set forth in a Pricing Date Notice and (ii) Per-Share Redemption Price as defined in HNRA’s Certificate of Incorporation, effective as of February 10, 2022, as amended from time to time (the “Initial Price”), less (y) the Prepayment Shortfall.

Counterparty will pay to the Seller the Prepayment Amount required under the Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer and Trust Company holding the net proceeds of the sale of the units in Counterparty’s initial public offering and the sale of private placement warrants (the “Trust Account”), no later than the earlier of (a) one Local Business Day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Purchase & Sale; except that to the extent that the Prepayment Amount is to be paid from the purchase of Additional Shares by Seller, such amount will be netted against such proceeds, with Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by the Seller will be included in the Number Purchased Amount under the Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Following the Closing, the reset price (the “Reset Price”) will be $10.00; provided that the Reset Price shall be reduced pursuant to a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering. The Purchased Amount subject to the Forward Purchase Agreement shall be increased upon the occurrence of a Dilutive Offering Reset to that number of Shares equal to the quotient of (i) the Purchased Amount divided by (ii) the quotient of (a) the price of such Dilutive Offering divided by (b) $10.00.

From time to time and on any date following the Trade Date (any such date, an “OET Date”) and subject to the terms and conditions in the Forward Purchase Agreement, Seller may, in its absolute discretion, terminate the Transaction in whole or in part by providing written notice to Counterparty (the “OET Notice”), by the later of (a) the fifth Local Business Day following the OET Date and (b) no later than the next Payment Date following the OET Date, (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, Counterparty shall be entitled to an amount from Seller, and the Seller shall pay to Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The “Valuation Date” will be the earlier to occur of (a) the date that is three (3) years after the date of the closing of the Purchase & Sale (the date of the closing of the Purchase & Sale, the “Closing Date”) pursuant to the A&R MIPA, (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event, and (c) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s sole discretion (which Valuation Date shall not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from Seller to Counterparty in accordance with the Forward Share Purchase Agreement.

On the “Cash Settlement Payment Date,” which is the tenth Local Business Day immediately following the last day of the Valuation Period, the Seller will remit to the Counterparty an amount equal to the Settlement Amount and will not otherwise be required to return to the Counterparty any of the Prepayment Amount and the Counterparty shall remit to the Seller the Settlement Amount Adjustment; provided, that if the Settlement Amount less the Settlement Amount Adjustment is a negative number and either clause (x) of Settlement Amount Adjustment applies or the Counterparty has elected pursuant to clause (y) of Settlement Amount Adjustment to pay the Settlement Amount Adjustment in cash, then neither the Seller nor the Counterparty shall be liable to the other party for any payment under the Cash Settlement Payment Date section of the Forward Purchase Agreement.

The Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Purchase & Sale, as well as any redemption rights under HNRA’s Certificate of Incorporation that would require redemption by HNRA. Such waiver may reduce the number of HNRA Shares redeemed in connection with the Purchase & Sale, and such reduction could alter the perception of the potential strength of the Purchase & Sale. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Purchase & Sale, including Rule 14e-5 under the Securities Exchange Act of 1934.

A copy of the form of Forward Purchase Agreement is filed herewith as Exhibit 10.1, and the foregoing description of the Forward Purchase Agreement is qualified in its entirety by reference thereto.

FPA Funding Amount PIPE Subscription Agreements

On November 2, 2023, HNRA entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with Seller.

Pursuant to the FPA Funding PIPE Subscription Agreement, Seller agreed to subscribe for and purchase, and HNRA agreed to issue and sell to Seller, on the Closing Date, an aggregate of up to 3,000,000 HNRA Shares, less the Recycled Shares in connection with the Forward Purchase Agreement.

A copy of the form of FPA Funding Amount PIPE Subscription Agreement is filed herewith as Exhibit 10.2, and the foregoing description of the FPA Funding Amount PIPE Subscription Agreement is qualified in its entirety by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance of a Registrant

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 2.03 to the extent required herein.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 30, 2023, the Company, convened and adjourned, without conducting any other business, its special meeting of its stockholders (the “Special Meeting”) held in connection with: (i) a proposal to approve and adopt the A&R MIPA, and the transactions contemplated thereby (the “Purchase” and such proposal, the “Purchase Proposal”), (ii) a proposal to approve and adopt the HNR Acquisition Corp 2023 Omnibus Incentive Plan, a copy of which is attached to the Proxy Statement (as defined below) as Annex B (the “Incentive Plan Proposal”), (iii) a proposal to approve, for purposes of complying with NYSE American Rule 713(a), the potential and likely issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock including securities convertible into common stock pursuant to the Purchase transactions and issuances which may be made pursuant to a potential private offering (the “NYSE American Proposal”), (iv) a proposal to approve and adopt, the second amended and restated certificate of, a copy of the form of which is attached to the Proxy Statement as Annex I (the “Charter Proposal”), and (v) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary (the “Adjournment Proposal”), as each is further described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2023 (the “Proxy Statement”).

The record date for the stockholders entitled to notice of, and to vote at, the Special Meeting was October 10, 2023. At the close of business on that date, the Company had 7,515,653 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting. Of the 7,515,653 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 6,317,236 shares (or 84.05%), constituting a quorum, were represented in person or by proxy at the Special Meeting.

The sole proposal that was presented at the Special Meeting was the Adjournment Proposal. The Company’s stockholders approved the Adjournment Proposal. The voting results were as follows:

Votes For	Votes Against	Votes Abstained
5,811,643	505,593	0

The Special Meeting was adjourned to and the Company plans to reconvene the Special Meeting at 10:00 a.m. eastern on Monday, November 13, 2023.

Based upon the preliminary reports that have been provided to the Company, the holders of an aggregate of 4,480,725 public shares of the Company’s common stock have submitted requests that their public shares be redeemed in connection with the Special Meeting, with these redemptions only taking effect upon the closing of the closing of the A&R MIPA.

Item 8.01. Other Events

On November 3, 2023, the Company issued a press release announcing the postponement of the Special Meeting, which is filed herewith as Exhibit 99.1 to this report and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	Form of Forward Purchase Agreement
10.2	Form of FPA Funding Amount PIPE Subscription Agreement
99.1	Press Release of HNR Acquisition Corp dated November 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2023	HNR Acquisition Corp

	By:	/s/ Donald H. Goree
	Name:	Donald H. Goree
	Title:	Chief Executive Officer

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